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                                                                   Exhibit 10.35
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                   MASTER EQUIPMENT LEASE AGREEMENT No. 32426
                                                        -----
Fleet
Capital Leasing
LESSOR: FLEET CAPITAL CORPORATION      LESSEE: BOSTON COMMUNICATIONS GROUP, INC.
a Rhode Island corporation             a MASSACHUSETTS CORPORATION

Address: 50 Kennedy Plaza              Address: 100 SYLVAN ROAD
Providence, Rhode Island 02903-2305    WOBURN, MA 01801


1. LEASE OF EQUIPMENT

   Subject to the terms and conditions set forth herein (the "Master Lease") and in any Lease Schedule incorporating the terms of this Master Lease (each, a "Lease Schedule'"), Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the items and units of personal property described in each such Lease Schedule, together with all replacements, parts, additions, accessories and substitutions therefor (collectively, the "Equipment"). As used in this Lease, the term "Item of Equipment" shall mean each functionally integrated and separately marketable group or unit of Equipment subject to this Lease. Each Lease Schedule shall constitute a separate, distinct and independent lease of Equipment and contractual obligation of Lessee. References to "the Lease," "this Lease" or "any Lease" shall mean and refer to any Lease Schedule which incorporates the terms of this Master Lease, together with all exhibits, addenda, schedules, certificates, riders and other documents and instruments executed and delivered in connection with such Lease Schedule or this Master Lease, all as the same may be amended or modified from time to time. The Equipment is to be delivered and installed at the location specified or referred to in the applicable Lease Schedule. The Equipment shall be deemed to have been accepted by Lessee for all purposes under this Lease upon Lessor's receipt of an Acceptance Certificate with respect to such Equipment, executed by Lessee after receipt of all other documentation required by Lessor with respect to such Equipment. Lessor shall not be liable or responsible for any failure or delay in the delivery of the Equipment to Lessee for whatever reason. As used in this Lease, "Acquisition Cost" shall mean (a) with respect to all Equipment subject to a Lease Schedule, the amount set forth as the Acquisition Cost in the Lease Schedule and the Acceptance Certificate applicable to such Equipment; and (b) with respect to any item of Equipment, the total amount of all vendor or seller invoices (including Lessee invoices, if any) for such item of Equipment, together with all acquisition fees and costs of delivery, installation, testing and related services, accessories, supplies or attachments procured or financed by Lessor from vendors or suppliers thereof (including items provided by Lessee) relating or allocable to such item of Equipment ("Related Expenses"). As used in this Lease with respect to any Equipment, the terms "Acceptance Date," "Rental Payment(s)," "Rental Payment Date(s)," "Rental Payment Numbers," "Rental Payment Commencement Date," "Lease Term" and "Lease Term Commencement Date" shall have the meanings and values assigned to them in the Lease Schedule and the Acceptance Certificate applicable to such Equipment.

2. TERM AND RENT

   The Lease Term for any Equipment shall be as specified in the applicable Lease Schedule. Rental Payments shall be in the amounts and shall be due and payable as set forth in the applicable Lease Schedule. Lessee shall, in addition, pay interim rent to Lessor on a pro-rata, per-diem basis from the Acceptance Date to the Lease Term Commencement Date set forth in the applicable Acceptance Certificate, payable on such Lease Term Commencement Date. If any rent or other amount payable hereunder shall not be paid within 10 days of the date when due, Lessee shall pay as an administrative and late charge an amount equal to 5% of the amount of any such overdue payment. In addition, Lessee shall pay overdue interest on any delinquent payment or other amounts due under the Lease (by reason of acceleration or otherwise) from 30 days after the due date until paid at the rate of 1 1/2% per month or the maximum amount permitted by applicable law, whichever is lower. All payments to be made to Lessor shall be made to Lessor in immediately available funds at the address shown above, or at such other place as Lessor shall specify in writing. THIS IS A NON-CANCELABLE, NON-TERMINABLE LEASE OF EQUIPMENT FOR THE ENTIRE LEASE TERM PROVIDED IN EACH LEASE SCHEDULE HERETO.

3. POSSESSION; PERSONAL PROPERTY

   No right, title or interest in the Equipment shall pass to Lessee other than the right to maintain possession and use of the Equipment for the Lease Term (provided no Event of Default has occurred) free from interference by any person claiming by, through, or under Lessor. The Equipment shall always remain personal property even though the Equipment may hereafter become attached or affixed to real property. Lessee agrees to give and record such notices and to take such other action at its own expense as may be necessary to prevent any third party (other than an assignee of Lessor) from acquiring or having the right under any circumstances to acquire any interest in the Equipment or this Lease.

4. DISCLAIMER OF WARRANTIES

   LESSOR IS NOT THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT, NOR THE AGENT THEREOF, AND MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE MERCHANTABILITY OF THE EQUIPMENT, ITS FITNESS FOR A PARTICULAR PURPOSE, ITS DESIGN OR CONDITION, ITS CAPACITY OR DURABILITY, THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE MANUFACTURE OR ASSEMBLY OF THE EQUIPMENT, OR THE CONFORMITY OF THE EQUIPMENT TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE ORDER RELATING THERETO, OR PATENT INFRINGEMENTS, AND LESSOR HEREBY DISCLAIMS ANY SUCH WARRANTY. LESSOR IS NOT RESPONSIBLE FOR ANY REPAIRS OR SERVICE TO THE EQUIPMENT, DEFECTS THEREIN OR FAILURES IN THE OPERATION THEREOF. Lessee has made the selection of each item of Equipment and the manufacturer and/or supplier thereof based on its own judgment and expressly disclaims any reliance upon any statements or representations made by Lessor. For so long as no Event of Default (or event or condition which, with the passage of time or giving of notice, or both, would become such an Event of Default) has occurred and is continuing, Lessee shall be the beneficiary of, and shall be entitled to, all rights under any applicable manufacturer's or vendor's warranties with respect to the Equipment, to the extent permitted by law.
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   If the Equipment is not delivered, is not properly installed, does not operate as warranted, becomes obsolete, or is unsatisfactory for any reason whatsoever, Lessee shall make all claims on account thereof solely against the manufacturer or supplier and not against Lessor, and Lessee shall nevertheless pay all rentals and other sums payable hereunder. Lessee acknowledges that neither the manufacturer or supplier of the Equipment, nor any sales representative or agent thereof, is an agent of Lessor, and no agreement or representation as to the Equipment or any other matter by any such sales representative or agent of the manufacturer or supplier shall in any way affect Lessee's obligations hereunder.

5. REPRESENTATIONS, WARRANTIES AND COVENANTS Lessee represents and warrants to and covenants with Lessor that:

   (a) Lessee has the form of business organization indicated above and is duly organized and existing in good standing under the laws of the state listed in the caption of this Master Lease and is duly qualified to do business wherever necessary to carry on its present business and operations and to own its property; (b) this Lease has been duly authorized by all necessary action on the part of Lessee consistent with its form of organization, does not require any further shareholder or partner approval, does not require the approval of, or the giving notice to, any federal, state, local or foreign governmental authority and does not contravene any law binding on Lessee or contravene any certificate or articles of incorporation or by-laws or partnership certificate or agreement, or any agreement, indenture, or other instrument to-which Lessee is a party or by which it may be bound; (c) this Lease has been duly executed and delivered by authorized officers or partners of Lessee and constitutes a legal, valid and binding obligation of Lessee enforceable in accordance with its terms; (d) Lessee has not and will not, directly or indirectly, create, incur or permit to exist any lien, encumbrance, mortgage, pledge, attachment or security interest on or with respect to the Equipment or this Lease (except those of persons claiming by, through or under Lessor); (e) the Equipment will be used solely in the conduct of Lessee's business and will remain in the location shown on the applicable Lease Schedule unless Lessor otherwise agrees in writing and Lessee has completed all notifications, filings, recordings and other actions in such new location as Lessor may reasonably request to protect Lessor's interest in the Equipment; (f) there are no pending or threatened actions or proceedings before any court or administrative agency which materially adversely affect Lessee's financial condition or operations, and all credit, financial and other information provided by Lessee or at Lessee's direction is, and all such information hereafter furnished will be, true, correct and complete in all material respects; and (g) Lessor has not selected, manufactured or supplied the Equipment to Lessee and has acquired any Equipment subject hereto solely in connection with this Lease and Lessee has received and approved the terms of any purchase order or agreement with respect to the Equipment.

6. INDEMNITY

   Lessee assumes the risk of liability for, and hereby agrees to indemnify and hold safe and harmless, and covenants to defend, Lessor, its employees, servants and agents from and against: (a) any and all liabilities, losses, damages, claims and expenses (including legal expenses of every kind and nature) arising out of the manufacture, purchase, shipment and delivery of the Equipment to Lessee, acceptance or rejection, ownership, titling, registration, leasing, possession, operation, use, return or other disposition of the Equipment, including, without limitation, any liabilities that may arise from patent or latent defects in the Equipment (whether or not discoverable by Lessee), any claims based on absolute tort liability or warranty and any claims based on patent, trademark or copyright infringement; (b) any and all loss or damage of or to the Equipment; and (c) any obligation or liability to the manufacturer or any supplier of the Equipment arising under any purchase orders issued by or assigned to Lessor.

7. TAXES AND OTHER CHARGES

   Lessee agrees to comply with all laws, regulations and governmental orders related to this Lease and to the Equipment and its use or possession, and to pay when due, and to defend and indemnify Lessor against liability for all license fees, assessments, and sales, use, property, excise, privilege and other taxes (including any related interest or penalties) or other charges or fees now or hereafter imposed by any governmental body or agency upon any Equipment, or with respect to the manufacturing, ordering, shipment, purchase, ownership, delivery, installation, leasing, operation, possession, use, return, or other disposition thereof or the rentals hereunder (other than taxes on or measured solely by the net income of Lessor). Any fees, taxes or other lawful charges paid by Lessor upon failure of Lessee to make such payments shall at Lessor's option become immediately due from Lessee to Lessor.

   If any Lease Schedule is denominated as a "True Lease Schedule," then, with respect to the Equipment set forth on such True Lease Schedule, Lessee hereby covenants and agrees that Lessor shall be entitled to the following tax benefits (the "Tax Benefits"), Lessor will be entitled to cost recovery deductions under
Section 168 of the Internal Revenue Code of 1986, as amended (the "Code"), using a 200% declining balance method of depreciation switching to the straight line method for the first taxable year for which such method will yield larger depreciation deductions, and assuming a half-year convention and zero salvage value, for the applicable recovery period for such Equipment as set forth in the True Lease Schedule with respect to such Equipment. Lessee further acknowledges and agrees that Lessor has entered into such True Lease Schedule on the assumption that Lessor will be taxed throughout the Lease Term of the True Lease Schedule at Lessor's federal corporate income tax rate existing on the date of such Lease Schedule (the "Assumed Tax Rate"). If, for any reason whatsoever, there shall be a loss, disallowance, recapture or delay, in claiming all or any portion of the Tax Benefits with respect to the Equipment, or there shall be included in Lessor's gross income for Federal, state or local income tax purposes any amount on account of any addition, modification or improvement to or in respect of any of the Equipment made or paid for by Lessee, or if there shall be a change in the Assumed Tax Rate (any loss, disallowance, recapture, delay, inclusion or change being herein called a "Tax Loss"), then thirty (30) days after written notice to Lessee by Lessor that a Tax Loss has occurred, Lessee shall pay Lessor a lump sum amount which, after deduction of all taxes required to be paid by Lessor with respect to the receipt of such amount, will provide Lessor with an amount necessary to maintain Lessor's after-tax economic yield and overall net after-tax cash flows at least at the same level that would have been available if such Tax Loss had not occurred, plus any interest, penalties or additions to tax which may be imposed in connection with such Tax Loss. In lieu of paying such Tax Loss in a lump sum, Lessor may require, or upon Lessee's request, may agree, in Lessor's sole discretion, that such Tax Loss shall be paid in equal periodic payments over the applicable remaining Lease Term with respect to such Equipment with each Rental Payment due and payable with respect to such Equipment. A Tax Loss shall conclusively be deemed to have occurred if either (a) a deficiency shall have been proposed by the Internal Revenue Service or other taxing authority having jurisdiction, or (b) tax counsel for Lessor has rendered an opinion to Lessor that such Tax Loss has so occurred. The foregoing indemnities and covenants set forth in Sections 6 and 7 of this Master Lease shall continue in full force and effect and shall survive the expiration or earlier termination of the Lease.

8. DEFAULT

   Lessee shall be in default of this Lease upon the occurrence of any one or more of the following events (each an "Event of Default"):
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   (a) Lessee shall fail to make any payment, of rent or otherwise, under any
Lease within 10 days of the date when due, or (b) Lessee shall fail to obtain or maintain any of the insurance required under any Lease; or (c) Lessee shall fail to perform or observe any covenant, condition or agreement under any lease, and such failure continued for 10 days after notice thereof to Lessee; or (d) Lessee shall default in the payment or performance of any indebtedness or obligation to Lessor or any affiliated person, firm or entity controlling, controlled by or under common control with Lessor, under any loan, note, security agreement, lease, guaranty, title retention or conditional sales agreement or any other instrument or agreement evidencing such indebtedness with Lessor or such other affiliated person, firm or entity affiliated with Lessor; or (e) any representation or warranty made by Lessee herein or in any certificate, agreement, statement or document hereto or hereafter furnished to Lessor in connection herewith, including without limitation, any financial information disclosed to Lessor, shall prove to be false or incorrect in any material respect; or (f) death or judicial declaration of incompetence of Lessee, if an individual; the commencement of any bankruptcy, insolvency, arrangement, reorganization, receivership, liquidation or other similar proceeding by or against Lessee or any of its properties or businesses, or the appointment of a trustee, receiver, liquidator or custodian for Lessee or any of its properties of business, or if Lessee suffers the entry of an order for relief under Title 11 of the United States Code; or the making by Lessee of a general assignment or deed of trust for the benefit of creditors, or (g) Lessee shall default in any payment or other obligation to any third party and any applicable grace or cure period with respect thereto has expired; or (h) Lessee shall terminate its existence by merger, consolidation, sale of substantially all of its assets or otherwise; or (i) if Lessee is a privately held corporation, and more than 50% of Lessee's voting capital stock, or effective control of Lessee's voting capital stock, issued and outstanding from time to time, is not retained by the holders of such stock on the date of this Lease; or (j) if Lessee is a publicly held corporation, there shall be a change in the ownership of Lessee's stock such that Lessee is no longer subject to the reporting requirements of the Securities Exchange Act of 1 934, or no longer has a class of equity securities registered under Section 12 of the Securities Act of 1933; or (k) Lessor shall determine, in its sole discretion and in good faith, that there has been a material adverse change in the financial condition of the Lessee since the date of this Lease, or that Lessee's ability to make any payment hereunder promptly when due or otherwise comply with the terms of this Lease or any other agreement between Lessor and Lessee is impaired; or (1) any event or condition set forth in subsections (b) through (k) of this Section 8 shall occur with respect to any guarantor or other person responsible, in whole or in part, for payment or performance of this Lease; or (m) any event or condition set forth in subsections (d) through (j) shall occur with respect to any affiliated person firm or entity controlling, controlled by or under common control with Lessee. Lessee shall promptly notify Lessor of the occurrence of any Event of Default or the occurrence or existence of any event or condition which, upon the giving of notice of lapse of time, or both, may become an Event of Default.

9. REMEDIES; MANDATORY PREPAYMENT.

   Upon the occurrence of any Event of Default, Lessor may, at its sole option and discretion, exercise one or more of the following remedies with respect to any or all of the Equipment: (a) cause Lessee to promptly return, at Lessee's expense, any or all Equipment to such location as Lessor may designate in accordance with the terms of Section 1 8 of this Master Lease, or Lessor, at its option, may enter upon the premises where the Equipment is located and take immediate possession of and remove the same by summary proceedings or otherwise, all without liability to Lessor for or by reason of damage to property or such entry or taking possession except for Lessor's gross negligence or willful misconduct; (b) sell any or all Equipment at public or private sale or otherwise dispose of, hold, use, operate, lease to others or keep idle the Equipment, all as Lessor in its sole discretion may determine and all free and clear of any rights of Lessee; (c) remedy such default, including making repairs or modifications to the Equipment, for the account and expense of Lessee, and Lessee agrees to reimburse Lessor for all of Lessor's costs and expenses; (d) by written notice to Lessee, terminate the Lease with respect to any or all Lease Schedules and the Equipment subject thereto, as such notice shall specify, and, with respect to such terminated Lease Schedules and Equipment, declare immediately due and payable and recover from Lessee, as liquidated damages for loss of Lessor's bargain and not as a penalty, an amount equal to the Stipulated Loss Value, calculated as of the next following Rental Payment Date; (e) apply any deposit or other cash collateral or sale or remarketing proceeds of the Equipment at any time to reduce any amounts due to Lessor, and (f) exercise any other right or remedy which may be available to Lessor under applicable law, or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof, including reasonable attorneys' fees and court costs. Notice of Lessor's intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor, or any other notice whatsoever are hereby waived by Lessee and any endorser, guarantor, surety or other party liable in any capacity for any of the Lessee's obligations under or in respect of the Lease. No remedy referred to in this Section 9 shall be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity.

   The exercise or pursuit by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise or pursuit by Lessor of any or all such other remedies, and all remedies hereunder shall survive termination of this Lease. At any sale of the Equipment pursuant to this Section 9, Lessor may bid for the Equipment. Notice required, if any, of any sale or other disposition hereunder by Lessor shall be satisfied by the mailing of such notice to Lessee at least seven (7) days prior to such sale or other disposition. In the event Lessor takes possession and disposes of the Equipment, the proceeds of any such disposition shall be applied in the following order: (1) to all of Lessor's costs, charges and expenses incurred in taking, removing, holding, repairing and selling or leasing the Equipment; (2) to the extent not previously paid by Lessee, to pay Lessor for any damages then remaining unpaid hereunder;
(3) to reimburse Lessee for any sums previously paid by Lessee as damages hereunder; and (4) the balance, if any, shall be retained by Lessor. A termination shall occur only upon written notice by Lessor and only with respect to such Equipment as Lessor shall specify in such notice. Termination under this Section 9 shall not affect Lessee's duty to perform Lessee's obligations hereunder to Lessor in full. Lessee agrees to reimburse Lessor on demand for any and all costs and expenses incurred by Lessor in enforcing its rights and remedies hereunder following the occurrence of an Event of Default, including, without limitation, reasonable attorney's fees, and the costs of repossession, storage, insuring, reletting, selling and disposing of any and all Equipment.

   The term "Stipulated Loss Value" with respect to any item of Equipment shall mean the Stipulated Loss Value as set forth in any Schedule of Stipulated Loss Values attached to and made a part of the applicable Lease Schedule. If there is no such Schedule of Stipulated Loss Values, then the Stipulated Loss Value with respect to any item of Equipment on any Rental Payment Date during the Lease Term shall be an amount equal to the sum of: (a) all Rental Payments and other amounts then due and owing to Lessor under the Lease, together with all accrued interest and late charges thereon calculated through and including the date of payment; plus (b) the net present value of: (i) all Rental Payments then
                 ----
remaining unpaid for the Lease Term, plus (ii) the amount of any purchase
                                     ----
obligation with respect to such item of Equipment or, if there is no such obligation, then the fair market value of such item of Equipment at the end of the Lease Term, as estimated by Lessor in its sole discretion (accounting for the amount of any unpaid Related Expenses for such item of Equipment and, with respect to any such item of Equipment that has been attached to or installed on or in any other property leased or owned by Lessee, such value shall be determined on an installed basis, in place and in use), all discounted to net present value at a discount rate equal to the 1-year Treasury Constant Maturity rate as published in the Selected Interest Rates table of the Federal Reserve statistical release H.15(519) for the week ending immediately prior to the original Acceptance Date for such Equipment.

   Lessee is or may become indebted under or in respect of one or more leases, loans, notes, credit agreements, reimbursement agreements, security agreements, title retention or conditional sales agreements, or other documents, instruments or agreements, whether now existing or hereafter arising, evidencing Lessee's obligations for the payment of borrowed money or other financial accommodations ("Obligations") owing to FCC, or to one or more affiliated persons, firms or entities controlling, controlled by or under common control with Lessor ("Affiliates"). If Lessee pays or prepays all or substantially all of its Obligations owing to any Affiliate, whether or not such payment or prepayment is voluntarily or involuntarily made by Lessee before or after any default or acceleration of such Obligations, then Lessee shall pay, at Lessor's option and immediately upon notice from Lessor, all or any part of Lessee's Obligations owing to Lessor, including but not limited to Lessee's payment of Stipulated Loss Value for all or any Lease Schedules as set forth in such notice from Lessor.

10. ADDITIONAL SECURITY

    For so long as any obligations of Lessee shall remain outstanding under any Lease, Lessee hereby grants to Lessor a security interest in all of Lessee's rights in and to Equipment subject to such Lease from time to time, to secure the prompt payment and performance when due (by reason of acceleration or otherwise) of each and every indebtedness, obligation or liability of Lessee, or any affiliated person, firm, or entity controlling, controlled by, or under common control with Lessee, owing to Lessor, whether now existing or hereafter arising, including but not limited to all of such obligations under or in respect of any Lease. The extent to which Lessor shall have a purchase money security interest in any item of Equipment under a Lease which is deemed to create a security interest under Section 1-201(37) of the Uniform Commercial Code shall be determined by reference to the Acquisition Cost of such item financed by Lessor. In order more fully to secure its rental payments and all other obligations to Lessor hereunder, Lessee hereby grants to Lessor a security interest in any deposit of Lessee to Lessor under Section 3(d) of any Lease Schedule hereto. Such security deposit shall not bear interest, may be commingled with other funds of Lessor and shall be immediately restored by Lessee if applied under Section 9. Upon expiration of the term of this Lease and satisfaction of all of Lessee's obligations, the security deposit shall be returned to Lessee. The term "Lessor" as used in this Section 10 shall include any affiliated person, firm or entity controlling, controlled by or under common control with Lessor.

11. NOTICES

    Any notices or demands required or permitted to be given under this Lease shall be given in writing and by regular mail and shall become effective when deposited in the United States mail with postage prepaid to Lessor to the attention of Customer Accounts, and to Lessee at the address set forth above, or to such other address as the party to receive notice hereafter designates by such written notice.

12. USE; MAINTENANCE; INSPECTION; LOSS AND DAMAGE

    During the Lease Term for each item of Equipment, Lessee shall, unless Lessor shall otherwise consent in writing: (a) permit each item of Equipment to be used only within the continental United States by qualified personnel solely for business purposes and the purpose for which it was designed and shall, at its sole expense, service, repair, overhaul and maintain each item of Equipment in the same condition as when received, ordinary wear and tear excepted, in good operating order, consistent with prudent industry practice (but, in no event less than the same extent to which Lessee maintains other similar equipment in the prudent management of its assets and properties) and in compliance with all applicable laws, ordinances, regulations, and conditions of all insurance policies required to be maintained by Lessee under the Lease and all manuals, orders, recommendations, instructions and other written requirements as to the repair and maintenance of such item of Equipment issued at any time by the vendor and/or manufacturer thereof; (b) maintain conspicuously on any Equipment such labels, plates, decals or other markings as Lessor may reasonably require, stating that Lessor is owner of such Equipment; (c) furnish to Lessor such information concerning the condition, location, use and operation of the Equipment as Lessor may request; (d) permit any person designated by Lessor to visit and inspect any Equipment and any records maintained in connection therewith, provided, however, that the failure of Lessor to inspect the
           --------  -------
Equipment or to inform Lessee of any noncompliance shall not relieve Lessee of any of its obligations hereunder; (e) if any Equipment does not comply with the requirements of this Lease, Lessee shall, within 30 days of written notice from Lessor, bring such Equipment into compliance; (f) not use any Equipment, nor allow the same to be used, for any unlawful purpose, nor in connection with any property or material that would subject the Lessor to any liability under any state or federal statute or regulation pertaining to the production, transport, storage, disposal or discharge of hazardous or toxic waste or materials; and (g) make no additions, alterations, modifications or improvements (collectively, "Improvements") to any item of Equipment that are not readily removable without causing material damage to such item of Equipment or which will cause the value, utility or useful life of such item of Equipment to materially decline. If any such Improvement is made and cannot be removed without causing material damage or decline in value, utility or useful life (a "Non-Severable Improvement"), then Lessee warrants that such Non-Severable Improvement shall immediately become Lessor's property upon being installed and shall be free and clear of all liens and encumbrances and shall become Equipment subject to all of the terms and conditions of the Lease. All such Improvements that are not Non-Severable Improvements shall be removed by Lessee prior to the return of the item of Equipment hereunder or such Improvements shall also become the sole and absolute property of Lessor without any further payment by Lessor to Lessee and shall be free and clear of all liens and encumbrances whatsoever. Lessee shall repair all damage to any item of Equipment caused by the removal of any Improvement so as to restore such item of Equipment to the same condition which existed prior to its installation and as required by this Lease.

   Lessee hereby assumes all risk of loss, damage or destruction for whatever reason to the Equipment from and after the earlier of the date (i) on which the Equipment is ordered or (ii) Lessor pays the purchase price of the Equipment, and continuing until the Equipment has been returned to, and accepted by, Lessor in the condition required by Section 18 hereof upon the expiration of the Lease Term. If during the Lease Term all or any portion of an item of Equipment shall become lost, stolen, destroyed, damaged beyond repair or rendered permanently unfit for use for any reason, or in the event of any condemnation, confiscation, theft or seizure or requisition of title to or use of such item, Lessee shall immediately pay to Lessor an amount equal to the Stipulated Loss Value of such item of Equipment, as of the next following Rental Payment Date.

13.  INSURANCE

    Lessee shall procure and maintain insurance in such amounts and upon such terms and with such companies as Lessor may approve, during the entire Lease Term and until the Equipment has been returned to, and accepted by, Lessor in the condition required by Section 18 hereof, at Lessee's expense, provided that in no event shall such insurance be less than the following coverages and amounts: (a) Worker's Compensation and Employer's Liability Insurance, in the full statutory amounts provided by law; (b) Comprehensive General Liability Insurance including product/completed operations and contractual liability coverage, with minimum limits of $1,000,000 each occurrence, and Combined Single Limit Body Injury and Property Damage, $1,000,000 aggregate, where applicable; and (c) All Risk Physical Damage Insurance, including earthquake and flood, on each item of Equipment, in an amount not less than the greater of the Stipulated Loss Value of the Equipment or (if available) its full replacement value.
Lessor will be included as an additional insured and loss payee as its interest may appear. Such policies shall be endorsed to provide that the coverage afforded to Lessor shall not be rescinded, impaired or invalidated by any act or neglect of Lessee. Lessee agrees to waive Lessee's right and its insurance carrier's rights of subrogation against Lessor for any and all loss or damage.

    In addition to the foregoing minimum insurance coverage, Lessee shall procure and maintain such other insurance coverage as Lessor may require from time to time during the Lease Term. All policies shall be endorsed or contain a clause requiring the insurer to furnish Lessor with at least 30 days prior written notice of any material change, cancellation or non-renewal of coverage. Upon execution of this Lease, Lessee shall furnish Lessor with a certificate of insurance or other evidence satisfactory to Lessor that such insurance coverage is in effect, provided, however, that Lessor shall be under no duty either to
              --------  -------
ascertain the existence of or to examine such insurance coverage or to advise Lessee in the event such insurance coverage should not comply with the requirements hereof. In case of failure of Lessee to procure or maintain insurance, Lessor may at its option obtain such insurance, the cost of which will be paid by the Lessee as additional rentals. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to file, settle or adjust, and receive payment of claims under any such insurance policy and to endorse Lessee's name on any checks, drafts or other instruments on payment of such claims. Lessee further agrees to give Lessor prompt notice of any damage to or loss of, the Equipment, or any part thereof.

14. LIMITATION OF LIABILITY

    Lessor shall have no liability in connection with or arising out of the ownership, leasing, furnishing, performance or use of the Equipment or any special, indirect. incidental or consequential damages of any character, including, without limitation, loss of use of production facilities or equipment, loss of profits, property damage or lost production, whether suffered by Lessee or any third party.

15. FURTHER ASSURANCES

    Lessee shall promptly execute and deliver to Lessor such further documents and take such further action as Lessor may require in order to more effectively carry out the intent and purpose of this Lease. Lessee shall provide to Lessor, within 120 days after the close of each of Lessee's fiscal years, and, upon Lessor's request, within 45 days of the end of each quarter of Lessee's fiscal year, a copy of its financial statements prepared in accordance with generally accepted accounting principles and, in the case of annual financial statements, audited by independent certified public accountants, and in the case of quarterly financial statements certified by Lessee's chief financial officer. Lessee shall execute and deliver to Lessor upon Lessor's request any and all schedules, forms and other reports and information as Lessor may deem necessary or appropriate to respond to requirements or regulations imposed by any governmental authorities. Lessee shall execute and deliver to Lessor upon Lessor's request such further and additional documents, instruments and assurances as Lessor deems necessary (a) to acknowledge and confirm, for the benefit of Lessor or any assignee or transferee of any of Lessors rights, title and interests hereunder (an "Assignee"), all of the terms and conditions of all or any part of this Lease and Lessor's or Assignee's rights with respect thereto, and Lessee's compliance with all of the terms and provisions hereof and
(b) to preserve, protect and perfect Lessor's or Assignee's right, title or interest hereunder and in any Equipment, including, without limitation, such UCC financing statements or amendments, corporate resolutions, certificates of compliance, notices of assignment or transfers of interests, and restatements and reaffirmations of Lessee's obligations and its representations and warranties with respect thereto as of the dates requested by Lessor from time to time. In furtherance thereof, Lessor may file or record this Lease or a memorandum or a photocopy hereof (which for the purposes hereof shall be effective as a financing statement) so as to give notice to third parties, and Lessee hereby appoints Lessor as its attorney-in-fact to execute, sign, file and record UCC financing statements and other lien recordation documents with respect to the Equipment where Lessee fails or refuses to do so after Lessor's written request, and Lessee agrees to pay or reimburse Lessor for any filing, recording or stamp fees or taxes arising from any such filings.

16. ASSIGNMENT

    This Lease and all rights of Lessor hereunder shall be assignable by Lessor absolutely or as security, without notice to Lessee, subject to the rights of Lessee hereunder for the use and possession of the Equipment for so long as no Event of Default has occurred and is continuing hereunder. Any such assignment shall not relieve Lessor of its obligations hereunder unless specifically assumed by the assignee, and Lessee agrees it shall not assert any defense, rights of set-off or counterclaim against any assignee to which Lessor shall have assigned its rights and interests hereunder, nor hold or attempt to hold such assignee liable for any of Lessor's obligations hereunder. No such assignment shall materially increase Lessee's obligations hereunder. LESSEE SHALL NOT ASSIGN OR DISPOSE OF ANY OF ITS RIGHTS OR OBLIGATIONS UNDER THIS LEASE OR ENTER INTO ANY SUBLEASE WITH RESPECT TO ANY OF THE EQUIPMENT WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF LESSOR.

17. LESSEE'S OBLIGATION UNCONDITIONAL

    This Lease is a net lease and Lessee hereby agrees that it shall not be entitled to any abatement of rents or of any other amounts payable hereunder by Lessee, and that its obligation to pay all rent and any other amounts owing hereunder shall be absolute and unconditional under all circumstances, including, without limitation, the- following circumstances: (i) any claim by Lessee to any right of set-off, counterclaim, recoupment, defense or other right which Lessee may have against Lessor, any seller or manufacturer of any Equipment or anyone else for any reason whatsoever; (ii) the existence of any liens, encumbrances or rights of others whatsoever with respect to any Equipment, whether or not resulting from claims against Lessor not related to the ownership of such Equipment; or (iii) any other event or circumstances whatsoever. Each Rent Payment or other amount paid by Lessee hereunder shall be final and Lessee will not seek to recover all or any part of such payment from Lessor for any reason whatsoever.

18. RETURN OF EQUIPMENT

    Upon the expiration or earlier termination of the Lease Term with respect to any Equipment, and provided that Lessee has not validly exercised any purchase option with respect thereto, Lessee shall: (a) return the Equipment to a location and in the manner designated by the Lessor within the continental

United States, including, as reasonably required by Lessor, securing arrangements for the disassembly and packing for shipment by an authorized representative of the manufacturer of the Equipment, shipment with all parts and pieces on a carrier designated or approved by Lessor, and then reassembly (including, if necessary, repair and overhaul) by such representative at the return location in the condition the Equipment is required to be maintained by the Lease and in such condition as will make the Equipment immediately able to perform all functions for which the Equipment was originally designed (or as upgraded during the Lease Term), and immediately qualified for the manufacturer's (or other authorized servicing representative's) then-available service contract or warranty; (b) cause the Equipment to qualify for all applicable licenses or permits necessary for its operation for its intended purpose and to comply with all specifications and requirements of applicable federal, state and local laws, regulations and ordinances; (c) upon Lessor's request, provide suitable storage, acceptable to Lessor, for the Equipment for a period not to exceed180 days from the date of return; (d) cooperate with Lessor in attempting to remarket the Equipment, including display and demonstration of the Equipment to prospective purchasers or lessees, and allowing Lessor to conduct any private or public sale or auction of the Equipment on Lessee's premises. All costs incurred in connection with any of the foregoing shall be the sole responsibility of the Lessee. During any period of time from the expiration or earlier termination of the Lease until the Equipment is returned in accordance with the provisions hereof or until Lessor has been paid the applicable purchase option price if any applicable purchase option is exercised, Lessee agrees to pay to Lessor additional per them rent ("Holdover Rent"), payable promptly on demand in an amount equal to 125% of the highest monthly Rental Payment payable during the Lease Term divided by 30, provided, however,
                                                            --------  -------
that nothing contained herein and no payment of Holdover Rent hereunder shall relieve Lessee of its obligation to return the Equipment upon the expiration or earlier termination of the Lease.

19. RELATED LEASE SCHEDULES

    In the event that any Equipment subject to a Lease shall become attached to, affixed to, or used in connection with Equipment subject to any other Lease hereunder (each a "Related Lease Schedule"), Lessee agrees that: (a) if Lessee elects to exercise any purchase option, early termination option, renewal option, purchase obligation or early purchase option under any Lease; or (b) if Lessee elects to return the Equipment under any Lease in accordance therewith, then, in either case, Lessor shall have the right, in its discretion, to require the same disposition for all Equipment subject to a Related Lease Schedule.

20. MISCELLANEOUS, ENFORCEABILITY AND GOVERNING LAW

    The term "Lessee" as used in the Lease shall mean and include any and all Lessees who sign below, each of whom shall be jointly and severally liable under the Lease. This Master Lease will not be binding on Lessor until accepted and executed by Lessor, notice of which is hereby waived by Lessee. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given. Time is of the essence in the payment and performance of all of Lessee's obligations under the Lease. The captions in this Lease are for convenience only and shall not define or limit any of the terms hereof.

    Any provisions of this Lease which are unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof, and any such unenforceability in any jurisdiction shall not render unenforceable such provisions in any other jurisdiction. To the extent permitted by applicable law, Lessee hereby waives; (a) any provisions of law which render any provision hereof unenforceable in any respect; (b) all rights and remedies under Rhode Island General Laws Sections 6A-2.1-508 through 522 or corresponding provisions of the Uniform Commercial Code article or division pertaining to personal property leasing in any jurisdiction in which enforcement of this Lease is sought.

    THIS LEASE AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY.AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF RHODE ISLAND, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. LESSEE HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF RHODE ISLAND AND THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF RHODE ISLAND FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER, AND EXPRESSLY WAIVES ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS. LESSEE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS LEASE. Any action by Lessee against Lessor for any cause of action relating to this Lease shall be brought within one year after any such cause of action first arises.

    THIS LEASE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES CONCERNING THE LEASE OF THE EQUIPMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. LESSEE ACKNOWLEDGES AND CERTIFIES THAT NO SUCH ORAL AGREEMENTS EXIST. THIS LEASE MAY NOT BE AMENDED, NOR MAY ANY RIGHTS UNDER THE LEASE BE WAIVED, EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTY CHARGED WITH SUCH AMENDMENT OR WAIVER.

Executed and delivered by duly authorized representatives of the parties hereto as of the date set forth below.


DATED AS OF: JUNE 26, 1997
             -------------

FLEET CAPITAL CORPORATION                BOSTON COMMUNICATIONS GROUP, INC.

By:                                      By:
   -----------------------------            ----------------------------

Name:    Michael P. Marinelli            Name:   Fritz von Mering

Title:   Assistant Vice President        Title:  VP of Finance & Treasurer

master equipment lease agreement                           0081 10/94 Rvsd 11/96

Fleet                                                    PROGRESS PAYMENT RIDER
Capital Leasing
50 Kennedy Plaza
Providence, Rhode Island 02903-2305


     This Progress Payment Rider (this "Rider") is attached to and made a part of that certain Master Equipment Lease Agreement No. No. 32426 dated as of JUNE
                                                         -----             ----
26, 1997 (the "Agreement"), by and between the undersigned BOSTON COMMUNICATIONS
--------                                                   ---------------------
GROUP, INC. (hereinafter referred to as "Customer") and Fleet Capital
----------
Corporation ("FCC") . All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Agreement. To the extent the terms set forth in this Rider differ or conflict with any of the terms set forth in the Agreement, the terms set forth in this Rider shall control.

     Customer hereby requests FCC to make progress payments (each, a "Progress Payment") to vendors and suppliers (each, a "Vendor") of the equipment, described in Schedule A attached hereto (the "Equipment") in an aggregate amount not to exceed $.5,500,000.00 on or before DECEMBER 26, 1997 (the "Funding
                -------------             -----------------
Expiration Date") as described below:

     Progress Payments shall be evidenced by and repayable to FCC together with interest and any other amounts due and payable in accordance with the terms hereof and the terms and provisions of one or more Demand Promissory Notes in the form attached hereto as Exhibit A (a "Demand Note") which reference this Rider. Subject to FCC's prior receipt and approval of all Required Documentation (defined below), and satisfaction of all of the terms and conditions set forth herein, FCC agrees to make the Progress Payments contemplated hereby. As used herein, the term "Required Documentation" shall mean any documentation required of Customer or any third party by FCC from time to time in its sole and absolute discretion in connection with the Agreement or any Progress Payment, including but limited to one or more Demand Notes, any purchase orders or related documents, warranties and agreements with Vendors (the "Purchase Agreements"), assignments of Purchase Agreements, acknowledgments and agreements with Vendors confirming FCC's unencumbered ownership of or first priority lien in and to the Equipment, disbursement authorizations and invoices concerning the purchase and sale of the Equipment, lease or equipment schedules, promissory notes, delivery and acceptance certificates, secretary certificates, guaranties, landlord/mortgagee waivers, disclaimers of interest or intercreditor agreements from other creditors, legal opinions and UCC financing statements. Without limiting the generality of the foregoing, Customer hereby represents, warrants, covenants and agrees that, prior to any advance of a Progress Payment hereunder, Customer shall have provided FCC with true, correct and complete copies of all Purchase Agreements satisfactory in all respects to FCC, which shall in all events accurately identify all Equipment and its component parts, and accurately and completely describe the total and component costs therefor and any and all applicable rebates, discounts or refunds available to Customer.

     In order to secure the prompt payment and performance when due (by reason of acceleration or otherwise) of all indebtedness, obligations or liabilities of Customer and any affiliate, parent or subsidiary of Customer owing to FCC or any affiliate, parent or subsidiary of FCC, of every kind and description, direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising, regardless of how the same arise or by whatever instrument, agreement or book account they may be evidenced ("Obligations"), including but not limited to all such Obligations under or in respect of the Agreement or any Demand Note, Customer hereby grants and conveys to FCC a security interest in all of Customer's rights, title and interests of whatever kind or description in and to the Purchase Agreements, the Equipment and all present or future additions, attachments, or accessories thereto and replacements thereof, all tools, manuals, service records, software and similar information and materials related to such Equipment, and the products, proceeds, offspring, rents and profits therefrom or thereof (collectively, the "Collateral"). Customer represents, warrants, covenants and agrees that the security interest in the Collateral granted herein shall have priority over any other security interest granted by Customer or retained by any Vendor or any other person or entity other than FCC, and Customer shall, at its own cost and expense, promptly take Such action as FCC shall deem necessary or advisable to fully discharge all such other liens and security interests in the Collateral which result from claims against Customer not related to the transactions contemplated by the Agreement or this Rider. Customer hereby irrevocably appoints FCC its true and lawful attorney, with full power of substitution, to take such action as FCC may deem necessary to protect and preserve its security interest in the Collateral as set forth above, and waives its rights of notice, demand, dishonor, marshaling of Collateral, place and time of sale, advertising, statutory method of foreclosure and all bonds, securities and rights of redemption.

     If (a) all of the Equipment has not been delivered to and-accepted by Customer for any reason under the Agreement on or before the Funding Expiration Date; (b) Customer shall cancel its order for any of the Equipment or shall fail to unconditionally accept any of the Equipment upon delivery from Vendor and execute all Required Documentation; (c) Vendor shall fail and/or be unable to deliver the Equipment pursuant to any Purchase Agreement or to convey good and marketable title to the Equipment free and clear of all liens, claims, security interests and encumbrances as required by the Agreement; or (d) there occurs an Event of Default, or any event or condition which with notice or the passage of time or both would constitute an Event of Default under the Agreement; then (i) Customer shall be deemed to be in default hereunder and
           ----
shall immediately upon demand pay to FCC the amount of all Progress Payments made pursuant hereto, plus all accrued and unpaid interest then outstanding hereunder and under any Demand Note; (ii) FCC shall halve no further obligation of any kind whatsoever to make any Progress Payments; and (iii) FCC shall have, in addition to any other rights and remedies available upon default under the Agreement, all of the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of Rhode Island. Demand Notes shall be payable on demand, and nothing herein shall be deemed or construed to limit or affect in any way FCC's absolute and unconditional right to require payment by Customer of all amounts owing under any Demand Note on demand. Interest on all Progress Payments will accrue from the date each such Progress Payment is made by FCC through the Acceptance Date for the related Equipment or the repayment in full of all amounts owing hereunder and under the Demand Notes, whichever shall occur first.

     Demand Notes may also be discharged by FCC's funding of the amounts contemplated in the Agreement ("Permanent Funding") on or before the Funding Expiration Date, upon Customer's unconditional acceptance of the Equipment for all purposes under the Agreement and prior satisfaction of all terms and conditions deemed necessary or appropriate by FCC, in its sole and absolute discretion, in connection with such funding and for the protection and perfection of FCC's rights and interests in the Equipment, including but not limited to the execution and delivery of additional documents, instruments, schedules, security agreements, secretary certificates, landlord/mortgagee waivers, guaranties, disclaimers of interest and/or intercreditor agreements from other creditors, acknowledgments, authorizations and certificates of third parties or public officials, legal opinions of counsel to Customer and UCC financing statements and related filings, all of which shall be received by FCC on or before the Funding Expiration Date. FCC has received a
commitment fee of $    n/a                , and Customer acknowledges and
                   -----------------------
agrees that such fee: (i) has been paid to FCC as a commitment fee to compensate FCC for its agreement to provide the Permanent Funding contemplated herein and to enter into the transactions contemplated by the Agreement; (ii) has been and shall be deemed to be fully earned by FCC as of the date hereof irrespective of whether the Permanent Funding occurs or the transactions contemplated by the Agreement are concluded; and (iii) shall not be refunded by FCC under any circumstances or for any reason whatsoever, provided, however, that upon the
                                            --------
completion of the Permanent Funding such fee shall be applied to the first scheduled payments due under the Agreement.

     THIS RIDER AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF RHODE ISLAND, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. CUSTOMER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF RHODE ISLAND AND THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF RHODE ISLAND FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER, AND EXPRESSLY WAIVES ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS. CUSTOMER HEREBY EXPRESSLY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS RIDER. Any action by Customer against FCC for any cause of action under this Rider shall be brought within one year after any such cause of action first occurs.


     Executed and delivered by duly authorized representatives of the parties hereto as of the date set forth below.

Dated as of: JUNE 27, 1997
             --------------

FLEET  CAPITAL  CORPORATION           BOSTON  COMMUNICATIONS  GROUP,  INC.

By:                                   By:
   -------------------------------       ---------------------------------
Name:    Michael P. Marinelli         Name:    Fritz von Mering

Title:   Assistant Vice President     Title:   VP of Finance & Treasurer

progress payment rider (libor)                               D422 5/95 Rvsd 4/96

                                                DEMAND PROMISSORY NOTE
                                                       Floating Rate

Fleet
Capital Leasing

$   5,500,000.00                           June 27, 1997
  ------------------

     For value received, the undersigned (jointly and severally if more than one) (the "Maker") promises to pay to the order of Fleet Capital Corporation ("FCC"), having its principal place of business in Providence, Rhode Island (together with any other holder of this Demand Promissory Note, hereinafter referred to as the "Holder"), the principal sum of $5,500,000.00 or so much thereof as shall be advanced by Holder pursuant to the Rider identified below and shall be from time to time outstanding hereunder (the "Principal Amount"), payable ON DEMAND, together with interest thereon as provided herein. This Demand Promissory Note is a "Demand Note," and the obligations of Maker hereunder are "Obligations" secured by the "Collateral," as such terms are defined or referred to in a Progress Payment Rider, dated as of JUNE 27, 1997,
                                                                -------------
between FCC and Maker (the "Rider").

     Maker shall pay to Holder the entire unpaid Principal Amount, plus all accrued interest and any and all other amounts due hereunder on DECEMBER 26,
                                                                ------------
1997, unless earlier demanded by Holder or otherwise due and payable in full (by
----
reason of acceleration or otherwise) pursuant to the terms of this Demand Note or the Rider (in any such case, the "Maturity Date"). Interest shall accrue on the unpaid Principal Amount of this Demand Note as provided below and shall be due and payable monthly, in arrears, on the first day of each month (the "Payment Dates") until the Principal Amount of this Demand Note is paid in full. The final payment due and payable on the Maturity Date shall in any event be equal to the entire outstanding and unpaid Principal Amount of this Demand Note, together with all accrued and unpaid interest, charges and other amounts owing hereunder and under the Rider. Interest shall accrue on the outstanding Principal Amount of this Demand Note at a variable rate of interest, adjusted monthly, equal to the Index Rate (as hereinafter defined) plus 1.00000% per
                                                               -------
annum (the "Interest Rate"). The "Index Rate" for any month shall be the one month London Interbank Offered Rate (LIBOR) as published in the Wall Street Journal on the fifteenth (15th) day of the preceding month. All interest hereunder shall be calculated on the basis of a year of 360 days comprised of 12 months of 30 days each.

     Time is of the essence in the payment and performance of those Obligations which are evidenced by this Note. In the event any amount due hereunder is not paid within ten (10) days of the date when due, Maker agrees to pay an administrative and late charge equal to the lesser of (a) five percent (5%) on and in addition to the amount of such overdue amount, or (b) the maximum charges allowable under applicable law. In addition, Maker shall pay overdue interest on any delinquent Payment or other Obligation due (by reason of acceleration or otherwise) from thirty (30) days after the due date thereof through the date of payment thereof at a rate of interest equal to the lesser of (a) 1.5 % per month, or (b) the maximum rate of interest allowable under then applicable law.

     Each payment hereunder shall be made in lawful money of the United States and shall be payable to such account or address as the Holder hereof shall from time to time direct Maker. Whenever any payment to be made under this Demand Note shall be stated to be due on a Saturday, Sunday or a public holiday, or the equivalent for banks generally under the laws of the State of Rhode Island, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of the payment of interest. All amounts received hereunder or in respect of this Demand Note shall be applied first, to accrued late charges and any other costs or expenses due and owing
-----
hereunder or under the terms of the Security Agreement; second, to accrued
                                                        ------
interest; and third, to unpaid principal.  It is the intention of Holder to
              -----
comply with all applicable usury laws. Accordingly, it is agreed that notwithstanding anything to the contrary contained herein, in no event shall any provision contained herein require or permit interest in excess of the maximum amount permitted by applicable law to be paid by Maker. If necessary to give effect to these provisions, Holder will, at its option, in accordance with applicable law, either refund any amount to Maker to the extent that it was in excess of that allowed by applicable law or credit such excess amount against the then unpaid principal balance hereunder.

     Failure to pay this Demand Note or any installment of interest hereunder on demand or otherwise promptly when due, or default or failure in the performance or due observance of any of the terms, conditions or obligations hereunder or under the Rider or in any other agreement or instrument between Maker (or any endorser, guarantor, surety or other party liable for Maker's obligations hereunder, or any other entity controlling, controlled by, or under common control with Maker) and Holder (or any other entity controlling, controlled by or under common control with Holder), shall entitle Holder to accelerate the maturity of this Demand Note and to declare the entire unpaid principal balance and all accrued interest and other charges hereunder (including prepayment fees calculated as of the date of default) and under the Rider to be immediately due and payable, and to proceed at once to exercise each and every one of the remedies provided in the Rider or otherwise available at law or in equity. This Demand Note is payable on demand, and nothing herein shall be deemed or construed to limit or affect in any way Holder's absolute and unconditional right to require payment by Maker of all amounts owing under this Demand Note on demand.

     Maker and all other parties who may be liable (whether as endorsers, guarantors, sureties or otherwise) for payment of any sum or sums due or to become due under the terms of this Demand Note waive diligence, presentment, demand, protest, notice of dishonor, notice of intention to accelerate, notice of acceleration and notice of any other kind whatsoever and agree to pay all costs incurred by Holder in enforcing its rights under this Demand Note or the Rider, including reasonable attorney's fees, and they do -hereby consent to any number of renewals or extensions at any time in the payment of this Demand Note. No extension of time for payment of this Demand Note made by any agreement with any person now or hereafter liable for payment of this Demand Note shall operate to release, discharge, modify, change or affect the original liability of Maker under this Demand Note, either in whole or in part. No delay or failure by Holder hereof in exercising any right, power, privilege or remedy shall be deemed to be a waiver of the same or any part thereof; nor shall any single or partial exercise thereof or any failure to exercise the same in any instance preclude any future exercise thereof, or exercise of any other right, power, privilege or remedy, and the rights and remedies provided for hereunder are cumulative and not exclusive of any other right or remedy available at law or in equity. The Holder of this Demand Note may proceed against all or any of the Collateral securing this Demand Note or against any guarantor hereof, or may proceed contemporaneously or in the first instance against Maker, in such order and at such times following default hereunder as Holder may determine in its sole discretion. All of Maker's obligations under this Demand Note are absolute and unconditional, and shall not be subject to any offset or deduction whatsoever. Maker waives any right to assert, by way of counterclaim or affirmative defense in any action to enforce Maker's obligations hereunder, any claim whatsoever against the Holder of this Demand Note. This Note shall be binding upon Maker and its respective heirs, executors, administrators, representatives, successors, transferees and assigns and the benefits hereof shall extend to and include Holder and its successors, representatives, transferees and assigns.

     ANY WAIVER OF ANY OF HOLDER'S RIGHTS OR REMEDIES SHALL BE EFFECTIVE ONLY IF SUCH WAIVER IS IN WRITING SIGNED BY HOLDER AND ONLY IN THE SPECIFIC INSTANCE AND FOR THE SPECIFIC PURPOSE FOR WHICH IT IS GIVEN. NO FAILURE TO EXERCISE, OR DELAY IN EXERCISING, ANY RIGHT HEREUNDER SHALL OPERATE AS A WAIVER THEREOF; NOR SHALL ANY FAILURE TO EXERCISE, OR PARTIAL EXERCISE OR, ANY RIGHT HEREUNDER PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF OR THE EXERCISE OF ANY OTHER RIGHT. THIS NOTE AND THE LEGAL RELATIONS OF THE UNDERSIGNED AND HOLDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF RHODE ISLAND, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. MAKER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF RHODE ISLAND AND THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF RHODE ISLAND FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER, AND EXPRESSLY WAIVES ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS. MAKER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS NOTE.

     IN WITNESS WHEREOF, Maker has caused this Demand Note to be executed by its duly authorized representative as of the date first above written.


                                     MAKER:
ATTEST/WITNESS:                      BOSTON COMMUNICATIONS GROUP, INC.

                                     By:
-------------------------------         --------------------------------

Name:  Alan J. Bouffard              Name:  Fritz von Mering

                                     Title: VP of Finance & Treasurer

Demand promissory note (libor)                               D423 5/95 Rvsd 5/96

Fleet
Capital Leasing



                                  SCHEDULE A


Attached to and made a part of the following:  Lease Schedule No. 32426-0 1,
                                               Acceptance Certificate,
                                               UCC-1 Financing Statement(s)

with BOSTON COMMUNICATIONS GROUP, INC.

--------------------------------------------------------------------------------

QTY      LOCATION, VENDOR, DESCRIPTION         MODEL NO.         SERIAL NO.

--------------------------------------------------------------------------------

LOCATION ( 01 )

     Various Communication and Data Processing equipment










     WITH ALL STANDARD AND ACCESSORY EQUIPMENT

FLEET CAPITAL CORPORATION             BOSTON COMMUNICATIONS GROUP, INC.

BY:                                   BY:
   ------------------------------        ------------------------------

NAME:    Michael P. Marinelli         NAME:     Fritz von Mering

TITLE:   Assistant Vice President     TITLE:    VP of Finance & Treasurer

Fleet
Capital Leasing

                                  SCHEDULE A-I
                               EQUIPMENT LOCATION


Attached to and made a part of the following: Lease Schedule No. 32426-01, Acceptance Certificate

with  BOSTON COMMUNICATIONS GROUP, INC.

LOC.#     EQUIPMENT CURRENTLY LOCATED AT:
-----     -------------------------------

(01)      Boston Communications Group, Inc. 100 Sylvan Road Woburn, MA 01801



FLEET CAPITAL CORPORATION                 BOSTON COMMUNICATIONS GROUP, INC.

BY:                                       BY:
   ------------------------------------      -------------------------------

NAME:    Michael P. Marinelli             NAME:    Fritz von Mering

TITLE:   Assistant Vice President         TITLE:   VP of Finance & Treasurer

Fleet                                            LEASE SCHEDULE NO. 32426-00001
Capital Leasing                                                     -----------

50 Kennedy Plaza
Providence, Rhode Island  02903-2305

                                     Lessee:   BOSTON COMMUNICATIONS GROUP, INC.
                                     Address:  100 SYLVAN ROAD
                                               WOBURN, MA   01801


     1.  This Lease Schedule No. 32426 - 00001 dated as of AUGUST 20, 1997 is
                                 -------------             ---------------
entered into pursuant to and incorporated by this reference, all of the terms and provisions of that certain Master Equipment Lease Agreement No. 32426 dated
                                                                    -----
as of JUNE 26, 1997 (the "Master Lease"), for the lease of the Equipment
      -------------
described in Schedule A attached hereto. This Lease Schedule shall constitute a separate, distinct and independent lease of the Equipment and the contractual obligation of Lessee. References to the "the Lease" or "this Lease" shall mean and refer to this Lease Schedule, together with the Master Lease and all exhibits, addenda, schedules. certificates, riders, and other documents and instruments executed and delivered in connection with this Lease Schedule, all as the same may be amended or modified from time to time. All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Master Lease. By its execution and delivery of this Lease Schedule, Lessee hereby reaffirms all of the representations, warranties and covenants contained in the Master Lease, as of the date hereof, and further represents and warrants to Lessor that no Event of Default, and no event or condition which with notice or the passage of time or both would constitute an Event of Default, has occurred and is continuing as of the date hereof.

     2. ACQUISITION COST. The Acquisition Cost of the Equipment is-, $3,043,707.55.
-------------

     3. (a) LEASE TERM. The Lease Term shall commence on the date hereof and shall continue for a period of 36 months after the Lease Term Commencement Date
                               --
set forth in the Acceptance Certificate to this Lease Schedule, plus any renewal or extended term applicable in accordance with the terms of the Lease.

         (b)  RENTAL PAYMENTS.  In addition to interim rent payable pursuant to
Section 2 of the Master Lease, Lessee shall pay Lessor 36 consecutive Rental
                                                       --
Payments in the amounts set forth in the schedule below, plus any applicable sales/use taxes, commencing on the Rental Payment Commencement Date set forth in the Acceptance Certificate and MONTHLY thereafter for the remaining Lease Term.
                               -------
Each Rental Payment shall be payable on the same day of the month as the Rental Payment Date in each succeeding rental period during the remaining Lease Term (each, a "Rental Payment Date"):

                                                    Amount of Each
             Number of Rental Payments              Rental Payment
             ---------------------------            --------------
                        12                              105,454.42
                        12                              100,932.99
                        12                               80,297.27


         (c)  ADVANCE RENTAL PAYMENT.  Lessee agrees to pay Lessor the first 01
                                                                             --
and last 0 Rental Payments, due and payable on the Acceptance Date.
         -

         (d) SECURITY DEPOSIT. Lessee agrees to make a payment in an amount equal to 0% of the Acquisition Cost of the Equipment, due to payable on the Acceptance Date, to be held by Lessor as a non-interest bearing deposit to secure Lessee's performance under the Lease.

     4. EQUIPMENT LOCATIONS(S). The Equipment will be located at the location(s) specified in Schedule A-1 hereto.

     5. Lessor will invoice Lessee for all sales, use and/or personal property taxes as and when due and payable in accordance with applicable law, unless Lessee delivers to Lessor a valid exemption certificate with respect to such taxes. Delivery of such certificate shall constitute Lessee's representation and warranty that no such taxes shall become due and payable with respect to the Equipment, and Lessee shall indemnify and hold harmless Lessor from and against any and all liability or damages, including late charges and interest which Lessor may incur by reason of the assessment of such taxes.

     6.  The Rental Payments may change for Equipment accepted after AUGUST 25,
                                                                     ----------
         1997,
         ----



Dated as of:  AUGUST 20, 1997
              ---------------

FLEET CAPITAL CORPORATION                  BOSTON COMMUNICATIONS GROUP, INC.

By:                                        By:
   --------------------------------           ------------------------------

Name:   Micheal P. Marinelli               Name:   Fritz von Mering

Title:  Assistant Vice President           Title:  VP of Finance & Treasurer

lease schedule                                               D104 10/4 Rsvd 4/96